ANNUAL REPORT

FPA NEW INCOME, INC.


[FPA FUND LOGO]

DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

SEPTEMBER 30, 2002

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

   Before discussing your Fund's performance, we would like to inform you that our new web site is up and running at www.fpafunds.com. We intend to use it as a source of information and a means of communicating with you beyond just the shareholder letters. It is our intention to expand the available information over time. Should there be major events in the portfolios or in the markets that we feel need a timely explanation, we will post them on this site. Please visit the site to further enhance your understanding of your fund and the people who manage it.

   This Annual Report covers the fiscal year ended September 30, 2002. Your Fund's net asset value (NAV) per share closed at $10.98. During the fiscal year, your Fund distributed four income dividends totaling $0.54. On December 27, 2001, a $0.07 capital gains distribution, of which $0.015 was long-term, was paid to shareholders of record on December 17, 2001.

   The following table shows the average annual total return for several different periods ended September 30 for the Fund and comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


                             AVERAGE ANNUAL TOTAL RETURN
                            PERIODS ENDED SEPTEMBER 30, 2002
                            --------------------------------
                             1 YEAR    5 YEARS    10 YEARS
                             ------    -------    --------
FPA New Income, Inc.
  (NAV)                      3.83%*    6.56%*       7.41%*
FPA New Income, Inc.
  (Net of Sales Charge)      0.20%++   5.80%++      7.03%++
Lipper "A" Rated Bond
  Fund Average               6.77%     6.38%        6.66%
Lehman Brothers Government/
  Credit Bond Index          9.21%     7.93%        7.44%

         The Fund's total rate of return for the fiscal year, which reflects the change in NAV combined with the reinvestment of dividends and distributions paid, was 3.83%* versus 6.77% and 9.21% for the Lipper "A" Rated Bond Fund Average and Lehman Brothers Government/Credit Bond Index, respectively. For the second half of the fiscal year, the total returns were: FPA New Income, Inc., -0.31%*; Lipper Average, 7.29%; and the Lehman Brothers Index, 9.66%. Finally, on a calendar year-to-date basis, the total returns were: FPA New Income, Inc., 2.61%*; the Lipper Average 6.84%; and the Lehman Brothers Index, 9.15%.

COMMENTARY

   The six-month performance period ended September 30 has been an extremely difficult one for your Fund. We are experiencing one of the worst periods of relative performance ever, as your Fund has UNDERPERFORMED both the Lipper Average and the Lehman Index by very wide margins. Virtually all of this underperformance occurred in the second half of this period. This negative relative performance is also affecting the other periods of long-term performance results in the above table.

   We see three reasons for this substandard six-month performance. First, your Fund has maintained an average portfolio duration of 2 years versus the Lehman Index's duration of 5.5 years. During a period of sharply falling interest rates, a portfolio with a short duration will underperform a portfolio or an index that has a considerably longer duration. As you may recall, duration is a measure of volatility when interest rates change. In this case, our short portfolio duration means that your Fund will not participate as well as the index, should interest rates decline. During this six-month period, we experienced one of the sharpest percentage declines in interest rates for any six-month period. The ten-year Treasury bond yield fell 34% from 5.40% to 3.59%. Even though the decline in the yield of the two-year bond was greater, its shorter duration meant that it would not perform as well as longer-term maturity bonds in a declining interest-rate environment. We will discuss why we are maintaining a short duration later in this shareholder letter. Second, we own Interest Only mortgage backed securities. These types of securities gain value in a rising interest-rate environment while they lose value when interest rates fall. During the three-month period ended September 30, these securities lost

* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the current maximum sales charge of 3.50% of the offering price.

approximately 25% in value and subtracted almost 0.9% from the Fund's total return. Their decline in value reflects investor fear that the underlying mortgages will be rapidly refinanced and, in that event, a permanent loss in value. We own IOs with underlying weighted average mortgage rates between 6.5% and 6.8%. We stress tested these securities with high prepayment rate assumptions before we initially purchased them. Our conclusion was that it would take a prolonged period of excessively high prepayment rates before we ran the risk of losing money. Even with the recent record lows in mortgage interest rates, these securities are not likely to be refinanced since mortgage rates are not low enough to be financially rewarding for the consumer to exercise the refinance option. Despite this, within the last few weeks, investors have become extremely fearful of this potential outcome. We have experienced this situation before in other periods of low interest rates. In each case, we were eventually vindicated, in that the low levels of interest rates were not sustainable. During the subsequent period of higher interest rates, these types of securities enhanced your Fund's return by moderating the negative effects from rising interest rates. We expect a similar outcome with the IOs that we own. Finally, our exposure to high-yield bonds hurt us in this same three-month period. In particular, it was our ownership of Conseco corporate bonds and Conseco asset-backed securities. In total, the Conseco securities subtracted 3.5% from the Fund's performance.

   Conseco, Inc. is my worst and the Fund's worst investment failure since I began managing your Fund in 1984. It is a life insurance and consumer finance company that I have followed for some time. During the past two years, it has faced a challenging loan-loss environment. I believed that the situation was gradually improving. Several checks in the field as well as a detailed evaluation of the asset-backed securitizations of its finance company subsidiary had been done. During the past two years, this company had paid down both debt and preferred stock by almost $2 billion. (I wrote about two of these securities in our March Shareholder Letter.) It appeared financially stronger than it was at the end of 2000. Unfortunately, both the senior management and I failed to appreciate the magnitude of the change in the environment. As recently as late June, the company was in the process of repurchasing over $75 million of its public debt. Six weeks later, the company announced that it would take a delay and then eventually default on its upcoming debt payments in September and October. I have never seen this type of situation in my career. The combination of ratings downgrades and difficult bank lenders added to the seriousness of the situation. Unfortunately, the company was unable to overcome these challenges. (As a side note, I believe that the major credit-rating agencies have become too proactive and may be actually precipitating negative outcomes.) It is our intention to reclaim as much value as possible from the securities that we still own through our participation on the Creditor Committee. It has been a rare occurrence that we have such an investment failure. We hope that it will be a very long time before we experience another one of similar magnitude.

   Despite these challenges, your Fund maintains a very high-quality portfolio with 59.5% of net assets invested in government/agency securities. AAA- and AA-rated securities, excluding cash and equivalents, total 4.9%. Short-term liquidity equals 19.5%. Convertible and high-yield securities, included in the less-than AA category, total 16.0%. The Fund maintains a defensive posture with an average portfolio duration of 1.6 years.

   We are maintaining a defensive portfolio configuration since we do not believe that one is being sufficiently compensated for taking interest-rate risk. We consider the recent decline in long-term interest rates to be unsustainable. During the past month, there has been a growing chorus concerning the possibility of deflation, which seemed to be supported by the price actions in the bond and stock markets. Stocks were collapsing while the ten-year Treasury bond yield fell to a forty-four year low of 3.54%. We do not subscribe to this outlook. We believe we have just witnessed a "blow-off" in the bond market that is similar to what happened in the stock market in early 2000. A combination of technical factors involving various types of financial institutions and a flight from stocks has driven the ten-year Treasury bond yield to a level that we believe is unsustainable. As this fear recedes, yields should begin rising. Recently, the bond market experienced its sharpest correction since 1996, as the ten-year Treasury yield rose from 3.57% to 4.26% in 10 days for a loss of 5.3%. If its yield were to return to the sub-4% level by the end of the year and remain there through the middle of next year, we would then have to reassess our outlook, since something different would appear to be occurring in the economy. We take comfort in the fact that the fears of deflation are not being confirmed in the Treasury TIPS market. The Treasury inflation index bond implied inflation rate fell to 67 basis points in September 1998, as fear rose concerning the potential fall-out from the Long Term Capital crisis. In contrast, today that same implied inflation rate is 1.6%. If we were entering a deflationary period, we would expect to see the implied inflation rate at a level lower than it was in 1998.

   We do not believe the economy is slipping back into recession, as many investors believe. We are in a slow-growth period that reflects the substandard nature of this recovery. Record mortgage-refinance activity in September and October is leading to record cash-outs on home mortgages. As this cash hits the consumer's pocket in November and December, we expect that consumer spending will accelerate. In other words, the Christmas holiday shopping season should be equal to or greater than last year's season. This will help set the stage for next year. Economic growth in 2003 should be stronger than this year. We describe this outlook as, "The Three Legged Stool." The economy should be positively influenced by three trends. First, monetary policy was extremely accommodative in the latter half of 2001. It generally takes from eighteen to twenty-four months before the economy begins to feel the benefits of an easier monetary policy. Second, we should begin to see the benefits of a declining dollar versus the euro, in early to mid-2003. Initially, we will see a worsening trade deficit but then our more competitive position should start to positively influence our exports between the spring and fall of next year. Economists refer to this as the "J"-curve effect. Finally, we expect capital spending to begin expanding at a faster rate next year. The sluggishness in capital spending has been a direct result of the excesses of the last cycle. Between 1998 and early 2000, technology spending was driven to excess because of essentially free money (P/E ratios were above 100x earnings) and the necessity to be Y2K compliant in 1999. Generally, spending on technology is based upon a three- to four-year life expectancy. We believe that, as we enter 2003, much of this former spending will be closer to the end of its life expectancy. Spending to replace obsolete or less competitive equipment and software should begin to rise next year. In total, both growth and corporate profits should increase next year, with the strongest growth occurring in the second half of the year.

Should this outlook prove to be reasonably accurate, higher interest-rate levels are a likely outcome. It does not take much of an upward move in interest rates to destroy capital from these levels and this helps to explain why we have a short portfolio duration.

   Because of investor fears of a weaker economy, the high-yield market has experienced one of its worst years of performance. We believe that we are now being compensated for credit risk through higher yields and, therefore, are increasing our high-yield exposure with the addition of several new holdings. We anticipate that our exposure will increase further. High-yield bonds should be among the best performers in the bond market next year, if our economic outlook proves to be close to the mark.

   We expect to recover the Fund's recent underperformance, should our portfolio posturing prove to be as successful as it has been in the past. With this last comment, I would like Tom Atteberry, a key member of the FPA New Income team, to share his thoughts with you.

THOMAS ATTEBERRY'S INVESTMENT COMMENTARY

   We have been deploying capital into two very divergent segments of the bond market; however, due to our aversion to taking on interest-rate risk, we have also maintained a very high cash component. Within the high-quality AA-rated or better portion of the portfolio, we have found conservative opportunities in Collateralized Mortgage Obligations (CMOs). Over the past 6 months we have committed 15% of the portfolio assets into short average life above-market coupon bonds. These bonds will produce a 4 to 5% yield-to-maturity in our base case prepayment assumption. Under the worst-case scenario, whether in the form of very fast or very slow prepayments, the returns on these bonds should be greater than holding the money in short-term cash instruments.

   The high-yield segment of the bond market is offering yields and spreads over Treasury notes not seen since the fall of 1990, the end of the last economic recession. At the end of September the yield-to-maturity for the Lehman Brothers High Yield Index was 13.60%, 10.10% higher than the 3.50% yield-to-maturity available on a comparable seven-year maturity Treasury note. This compares to the 11.30% yield-to-maturity for the index at the end of April 2002 and a corresponding 6.38% yield advantage over the Treasury note.

   It is this attractive valuation for the overall high-yield market that piqued our interest in committing significant capital to this sector. During the past three months we have increased our high-yield exposure by both investing in new opportunities and expanding our existing holdings. As the perception of economic growth turned more negative, investors became defensive and shunned such sectors as automotive parts manufacturers, various capital goods industries, aerospace, telecommunications and technology. Within these areas we have been seeking out companies that, given the current depressed state of their industry, are still producing positive free cash flow and have value in their underlying assets that protect the downside valuation of the bonds. In each instance the yield-to-maturity at the time of purchase is greater than 14%.

   Our largest high-yield holding is Qwest Communications, at 2.45% of net assets. We have been accumulating this position over the past five months. In this case, the underlying value of the local telephone business in 14 Western states with a total of 17 million access lines creates the major assets that protect the downside of our holdings. In addition, the company just sold its telephone directories business for over $7 billion, with the proceeds being used to help pay down outstanding debt.

   Currently the airline business is experiencing intense financial pressure, with U.S. Airways in Chapter 11 bankruptcy and United Airlines in very dire financial condition. BE Aerospace is the world's largest independent supplier of interior components for commercial and business aircraft. Its sales have fallen dramatically with the cancellation of new orders for aircraft, spare parts, and replacement equipment. However, even under these very trying conditions, the company is still in a position to be free cash flow neutral. In addition, BE Aerospace does not have any debt coming due until 2006. It is in a solid position to weather this difficult industry environment. We have started accumulating a position in the company's 8% bonds due in March of 2003 at a yield-to-maturity of 15%.

   These are but two examples of companies that we feel offer investors a great potential investment opportunity over the next several years. Although both companies have investment risk, we feel that they have either the underlying asset values or the dominant market position needed to survive. We expect to continue to uncover other attractive investment opportunities over the near term and substantially expand the percentage of the portfolio allocated to high yield.

   With those closing comments, we thank you for your continued investment and support.

Respectfully submitted,

/s/ Robert L. Rodriguez

Robert L. Rodriguez
President & Chief Investment Officer
October 28, 2002

                             HISTORICAL PERFORMANCE

CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA NEW INCOME, INC. VS. LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX AND LIPPER CORPORATE DEBT A RATED FUND AVERAGE FROM OCTOBER 1, 1992 TO SEPTEMBER 30, 2002


                                  9/30/92  9/30/93  9/30/94  9/30/95  9/30/96  9/30/97  9/30/98  9/30/99  9/30/00  9/30/01  9/30/02
FPA New Income, Inc. (NAV)         10,000   11,142   11,320   12,695   13,583   14,879   15,659   16,265   17,332   19,685   20,440
FPA New Income, Inc.                9,650   10,752   10,924   12,250   13,108   14,358   15,111   15,695   16,725   18,996   19,725
Lehman Brothers Government/Credit  10,000   11,140   10,680   12,216   12,767   13,988   15,784   15,529   16,575   18,758   20,486
Lipper Corporate Debt A Rated
  Fund Average                     10,000   11,188   10,691   12,232   12,739   13,989   15,472   15,146   15,988   17,847   19,056

Past performance is not indicative of future performance. The Lehman Brothers Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Lehman Brothers Government/Credit Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. The Lipper Corporate Debt A Rated Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA New Income, Inc., with an ending value of $19,725, reflects deduction of the current maximum sales charge of 3.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $20,440. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.


                             MAJOR PORTFOLIO CHANGES
                   For the Six Months Ended September 30, 2002


                                                                                                 PRINCIPAL
                                                                                                   AMOUNT
                                                                                                ------------
NET PURCHASES
Federal National Mortgage Association --6.5% 2024 (1)                                           $ 20,802,373
Federal National Mortgage Association --7% 2027 (1)                                             $ 20,909,679
Federal Home Loan Mortgage Corporation --6% 2026 (1)                                            $ 21,861,730
Federal Home Loan Mortgage Corporation (IO) --6.5% 2032 (1)                                     $ 44,502,167
Conseco, Inc. --8.75% 2004 (1)                                                                  $ 27,400,000
Qwest Capital Funding, Inc. --5.875% 2004 (1)                                                   $ 21,750,000

NET SALES
Solectron Corporation --0% 2020                                                                 $ 11,024,000
Charming Shoppes, Inc. --7.5% 2006 (2)                                                          $  8,825,000
Riviera Holdings Corp. --10% 2004 (2)                                                           $  8,000,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 2002

                                                                                        PRINCIPAL
BONDS & DEBENTURES                                                                       AMOUNT           VALUE
-------------------------------------------------------------------------              ------------    ------------
U.S. GOVERNMENT & AGENCIES
MORTGAGE-BACKED AGENCIES -- 36.9%
Federal Home Loan Bank
  --3.5% 2009                                                                          $ 14,500,000    $ 14,590,625
Federal Home Loan Mortgage Corporation
  --3.5% 2007                                                                             1,000,000       1,007,500
  --6% 2008                                                                              15,524,400      15,824,258
  --6% 2009                                                                              12,287,772      12,379,930
  --6% 2017                                                                              14,500,000      14,645,000
  --6% 2026                                                                              21,861,730      22,251,142
  --6.5% 2028                                                                             2,026,421       2,079,614
  --7% 2008                                                                               1,007,423       1,014,979
  --7% 2023                                                                                  81,622          86,621
  --8.5% 2026                                                                             1,768,670       1,802,317
  --8.5% 2028                                                                               862,545         903,785
  --8.5% 2029                                                                            12,297,751      12,993,342
  --8.5% 2032                                                                             5,305,501       5,696,782
  --10.15% 2006                                                                               1,235           1,235
Federal Home Loan Mortgage Corporation (IO)
  --6% 2018                                                                               4,676,541         916,859
  --6.5% 2007                                                                               993,617          57,055
  --6.5% 2023                                                                               945,692          66,900
  --6.5% 2032                                                                            44,502,167       7,391,543
  --7% 2020                                                                                 631,326          11,295
Federal Home Loan Mortgage Corporation (Z)
  --5.5% 2017                                                                               274,199         274,285
Federal National Mortgage Association
  --6.25% 2027                                                                           10,704,788      10,875,396
  --6.5% 2008                                                                             1,141,267       1,199,044
  --6.5% 2024                                                                            20,802,373      21,302,930
  --6.5% 2027                                                                            12,955,847      13,312,133
  --6.5% 2028                                                                            18,389,974      18,843,976
  --7% 2027                                                                              20,909,679      21,674,189
  --7% 2030                                                                               7,827,251       8,199,045
  --7% 2031                                                                               3,951,752       4,129,581
  --7.5% 2015                                                                               412,284         437,021
  --7.5% 2016                                                                             1,328,822       1,408,551
  --7.5% 2028                                                                            10,049,147      10,714,903
  --7.5% 2029                                                                             6,991,712       7,430,200
  --8% 2016                                                                               1,492,794       1,597,290
  --8% 2032                                                                              12,642,282      13,875,891
  --8.5% 2028                                                                             5,580,841       6,042,342
Federal National Mortgage Association (IO)
  --6% 2028                                                                              37,700,000       8,030,402


                                                                                        PRINCIPAL
BONDS & DEBENTURES--CONTINUED                                                            AMOUNT           VALUE
-------------------------------------------------------------------------              ------------    ------------
  --6% 2029                                                                              59,449,811       9,878,894
  --6.5% 2009                                                                             1,827,001         225,878
  --6.5% 2020                                                                               543,955           7,501
  --7% 2004                                                                                 274,100          16,532
Federal National Mortgage Association (Z)
  --7% 2019                                                                              16,639,671      17,300,058
  --7% 2024                                                                              12,172,132      12,267,227
Government National Mortgage Association
  --6.25% 2026                                                                           16,365,573      16,692,884
  --7% 2028                                                                               7,582,286       7,977,986
  --7.5% 2023                                                                               211,849         225,222
  --8% 2030                                                                               6,575,637       7,052,371
  --8% 2031                                                                               2,673,323       2,867,139
Government National Mortgage Association (Z) --7.5% 2029                                 11,570,320      13,368,244
Government National Mortgage Association II
  --6.5% 2025                                                                            18,263,753      18,566,246
  --7% 2024                                                                               3,440,971       3,606,568
  --7% 2028                                                                               6,153,100       6,465,321
  --7.5% 2025                                                                             2,831,244       3,015,275
  --7.5% 2027                                                                             4,141,056       4,410,225
  --7.5% 2030                                                                             1,953,171       2,064,258
  --8% 2027                                                                               1,499,602       1,598,013
  --8.5% 2028                                                                            13,771,768      14,615,289
Government National Mortgage Association (MH)
  --8.25% 2006-7                                                                            124,150         130,202
  --8.75% 2006                                                                              351,177         379,271
  --8.75% 2011                                                                              505,230         535,544
  --9% 2010                                                                                 253,141         269,279
  --9% 2011                                                                                 733,207         779,949
  --9.25% 2010-11                                                                           474,894         506,356
  --9.75% 2005-6                                                                            793,469         841,077
  --9.75% 2012-13                                                                           493,940         523,576
Government National Mortgage Association (PL) --10.25% 2017                                 834,507         842,852
                                                                                                       ------------
                                                                                                       $410,097,198
                                                                                                       ------------
U.S. GOVERNMENT -- 22.6%
U.S. Treasury Inflation-Indexed Notes --3.375% 2007                                    $230,750,100    $251,337,336
                                                                                                       ------------
TOTAL U.S. GOVERNMENT & AGENCIES -- 59.5%                                                              $661,434,534
                                                                                                       ------------


                                                                                     PRINCIPAL
BONDS & DEBENTURES                                                                     AMOUNT              VALUE
-------------------------------------------------------------------------           ------------       -------------
MORTGAGE BONDS
ASSET BACKED -- 0.8%
Green Tree Financial Corporation
  --6.77% 2030                                                                      $    152,842       $     154,370
  --7.3% 2027                                                                          9,966,753           3,220,507
  --7.75% 2029                                                                           991,654             320,428
  --7.77% 2029                                                                         5,500,000           2,327,188
  --8% 2028                                                                            2,769,535           1,171,859
  --8.44% 2030                                                                         4,561,628           1,473,976
                                                                                                       -------------
                                                                                                       $   8,668,328
                                                                                                       -------------
MORTGAGE-BACKED -- 2.8%
Countrywide Home Loans --8% 2030                                                    $    782,518       $     782,029
First Financial Mortgage Trust --5.8% 2008                                               295,592             297,901
Norwest Asset Securities Corp. (Z) --6.75% 2029                                        1,298,628           1,321,050
Residential Funding Mortgage-Backed Securities Trust
 --7.25% 2031                                                                          3,398,417           3,508,866
 --7.5% 2026                                                                          11,449,004          11,692,296
Wells Fargo Mortgage-Backed Securities Trust --6.75% 2031                             13,924,015          14,150,280
                                                                                                       -------------
                                                                                                       $  31,752,422
                                                                                                       -------------
TOTAL MORTGAGE BONDS -- 3.6%                                                                           $  40,420,750
                                                                                                       -------------
FOREIGN SECURITY -- 2.1%
France OATei --3% 2012                                                              $ 22,896,225       $  23,396,301
                                                                                                       -------------
CORPORATE BONDS & DEBENTURES -- 10.2%
Advantica Restaurant Group, Inc. --11.25% 2008                                      $ 11,428,038       $   8,685,309
American Greetings Corporation --11.75% 2008                                           3,000,000           3,225,000
BE Aerospace, Inc. --8% 2008                                                           2,850,000           2,059,125
Blount, Inc. --7% 2005                                                                 9,400,000           7,990,000
Comdisco, Inc. --7.23% 2001*                                                           3,100,000            2,604,00
Conseco, Inc.                                                                          3,100,000           2,604,000
 --6.4% 2003*                                                                         14,100,000           1,833,000
 --8.5% 2002*                                                                         21,310,000           2,876,850
 --8.75% 2004*                                                                        27,400,000           3,836,000
 --10.75% 2009*+                                                                       7,400,000           1,628,000
International Wire Group, Inc. --11.75% 2005                                          12,000,000           8,400,000
Jo-Ann Stores, Inc. --10.375% 2007                                                    10,100,000          10,403,000
Metaldyne Corporation --11% 2012+                                                      6,750,000           5,737,500
Motors & Gears Inc. --10.75% 2006                                                     11,550,000          10,395,000
Northland Cable Company --10.25% 2007                                                  9,865,000           5,721,700
Park-Ohio Industries, Inc. --9.25% 2007                                                1,060,000             742,000


                                                                                     SHARES OR
                                                                                     PRINCIPAL
BONDS & DEBENTURES--CONTINUED                                                          AMOUNT               VALUE
------------------------------------------------------------------------            ------------      --------------
Qwest Capital Funding, Inc.
 --5.875% 2004                                                                        21,750,000          14,790,000
 --6.25% 2005                                                                         15,400,000           8,778,000
 --7.625% 2021                                                                         7,150,000           3,003,000
Sterling Chemicals, Inc. --12.375% 2006*                                              10,000,000          10,200,000
                                                                                                      --------------
                                                                                                      $  112,907,484
                                                                                                      --------------
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES -- 75.4%                                                     $  838,159,069
                                                                                                      --------------
CONVERTIBLE BONDS & DEBENTURES -- 4.0%
CKE Restaurants, Inc. --4.25% 2004                                                  $ 19,000,000      $   16,435,000
Hutchinson Technology Incorporated --6% 2005                                           1,500,000           1,425,000
i2 Technologies, Inc. --5.25% 2006                                                    18,900,000          10,773,000
Sanmina-SCI Corporation --4.25% 2004                                                   7,255,000           6,275,575
Solectron Corporation --0% 2020                                                        3,946,000           2,288,680
Standard Motor Products, Inc. --6.75% 2009                                             8,960,000           6,899,200
                                                                                                      --------------
                                                                                                      $   44,096,455
                                                                                                      --------------
PREFERRED AND COMMON STOCKS -- 1.0%
Charming Shoppes, Inc.                                                                   100,000      $      675,000
Crown American Realty Trust (PFD)                                                         93,800           5,205,900
Fleetwood Enterprises Capital Trust, cvt (PFD)                                           140,000           5,670,000
                                                                                                      --------------
                                                                                                      $   11,550,900
                                                                                                      --------------
TOTAL INVESTMENT SECURITIES -- 80.4% (Cost $910,856,979)                                              $  893,806,424
                                                                                                      --------------
SHORT-TERM INVESTMENTS -- 18.8% (Cost $208,683,564)
American General Finance Corporation --1.7% 10/1/02                                 $ 25,000,000      $   25,000,000
General Electric Capital Services, Inc. --1.76% 10/2/02                               15,996,000          15,995,218
International Lease Finance Corp. --1.71% 10/2/02                                     12,471,000          12,470,408
General Electric Capital Services, Inc. --1.76% 10/3/02                               28,174,000          28,171,245
ChevronTexaco Corporation --1.71% 10/7/02                                             28,235,000          28,226,953
Dupont (E.I.) De Nemours & Co. --1.71% 10/16/02                                        9,565,000           9,558,185
AIG Funding, Inc. --1.73% 10/23/02                                                    50,000,000          49,947,139
General Electric Company --1.75% 10/30/02                                             32,603,000          32,557,039
International Lease Finance Corp. --1.73% 11/18/02                                     6,773,000           6,757,377
                                                                                                      --------------
                                                                                                      $  208,683,564
                                                                                                      --------------
TOTAL INVESTMENTS -- 99.2% (Cost $1,119,540,543)                                                      $1,102,489,988
Other assets and liabilities, net -- 0.8%                                                                  8,414,963
                                                                                                      --------------
TOTAL NET ASSETS -- 100%                                                                              $1,110,904,951
                                                                                                      ==============

* Non-income producing security
+ Restricted securities purchased without registration under the Securities
  Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration.
  These securities constituted 0.7% of total net assets at September 30, 2002.

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2002

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $910,856,979)                                              $893,806,424
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)                                              208,683,564     $1,102,489,988
                                                                                  ------------
  Cash                                                                                                         84
  Receivable for:
    Interest                                                                      $ 11,077,329
    Capital Stock sold                                                               4,578,651
    Investment securities sold                                                         111,809         15,767,789
                                                                                  ------------     --------------
                                                                                                   $1,118,257,861
LIABILITIES
  Payable for:
    Capital Stock repurchased                                                     $  6,149,127
    Investment securities purchased                                                    597,689
    Advisory fees                                                                      439,984
    Accrued expenses and other liabilities                                             166,110          7,352,910
                                                                                  ------------     --------------
NET ASSETS                                                                    .                    $1,110,904,951
                                                                                                   ==============
SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    200,000,000 shares; outstanding 101,194,369 shares                                             $    1,011,944
  Additional Paid-in Capital                                                                        1,112,486,592
  Accumulated net realized loss on investments                                                         (1,687,199)
  Undistributed net investment income                                                                  16,144,169
  Unrealized depreciation of investments                                                              (17,050,555)
                                                                                                   --------------
  Net assets at September 30, 2002                                                                 $1,110,904,951
                                                                                                   ==============
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                                                             $10.98
                                                                                                          ======
  Maximum offering price per share
   (100/96.5 of per share net asset value)                                                                $11.38
                                                                                                          ======

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      For the Year Ended September 30, 2002

INVESTMENT INCOME
    Interest                                                                                       $ 48,416,186
    Dividends                                                                                           988,463
                                                                                                   ------------
                                                                                                   $ 49,404,649
EXPENSES
    Advisory fees                                                                 $  4,280,373
    Transfer agent fees and expenses                                                   374,275
    Custodian fees and expenses                                                         81,000
    Insurance                                                                           64,494
    Registration fees                                                                   60,690
    Postage                                                                             50,309
    Directors' fees and expenses                                                        40,450
    Reports to shareholders                                                             34,176
    Audit fees                                                                          28,825
    Legal fees                                                                           9,449
    Other expenses                                                                      16,239        5,040,280
                                                                                  -------------    ------------
            Net investment income                                                                  $ 44,364,369
                                                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)                  $188,814,646
    Cost of investment securities sold                                             189,755,090
                                                                                  ------------
        Net realized loss on investments                                                           $   (940,444)
Unrealized appreciation (depreciation) of investments:
    Unrealized appreciation at beginning of year                                  $  6,094,497
    Unrealized depreciation at end of year                                         (17,050,555)
                                                                                  ------------
        Decrease in unrealized appreciation of investments                                          (23,145,052)
                                                                                                   ------------

            Net realized and unrealized loss on investments                                        $(24,085,496)
                                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                                  $ 20,278,873
                                                                                                   ============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                      FOR THE YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------------------------------------------
                                                                  2002                             2001
                                                     -------------------------------  ------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                              $ 44,364,369                     $ 36,360,253
  Net realized gain (loss) on investments                (940,444)                       3,847,004
  Increase (decrease) unrealized
  appreciation of investments                         (23,145,052)                      29,155,571
                                                     ------------                     ------------
Increase in net assets resulting
  from operations                                                     $   20,278,873                    $ 69,362,828
Distributions to shareholders from:
  Net investment income                              $(38,445,680)                    $(36,967,115)
  Net realized capital gains                           (4,363,434)       (42,809,114)   (3,722,403)      (40,689,518)
                                                     ------------                     ------------
Capital Stock transactions:
  Proceeds from Capital Stock sold                   $790,756,954                     $340,054,304
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions                     37,049,214                       35,416,113
  Cost of Capital Stock repurchased                  (391,755,446)       436,050,722  (207,842,470)      167,627,947
                                                     ------------     --------------  ------------      ------------
Total increase in net assets                                          $  413,520,481                    $196,301,257

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $10,225,480 and $10,832,342                                         697,384,470                     501,083,213
                                                                      --------------                    ------------
End of year, including
  undistributed net investment income
  of $16,144,169 and $10,225,480                                      $1,110,904,951                    $697,384,470
                                                                      ==============                    ============
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                              70,672,838                      31,092,535
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions                                                        3,344,440                       3,345,516
Shares of Capital Stock repurchased                                      (35,228,731)                    (19,244,606)
                                                                      --------------                    ------------
Increase in Capital Stock
  outstanding                                                             38,788,547                      15,193,445
                                                                      ==============                    ============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS
 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                                                                    FOR THE YEAR ENDED SEPTEMBER 30,
                                                        ------------------------------------------------------
                                                          2002        2001        2000        1999        1998
                                                        ------      ------      ------      ------      ------
Per share operating performance:
Net asset value at beginning of year                    $11.17      $10.61      $10.77      $11.13      $11.24
                                                        ------      ------      ------      ------      ------
 Net investment income                                  $ 0.54      $ 0.80      $ 0.77      $ 0.71      $ 0.67
 Net realized and unrealized gain (loss)
  on investment securities                               (0.12)       0.57       (0.11)      (0.30)      (0.10)
                                                        ------      ------      ------      ------      ------

Total from investment operations                        $ 0.42      $ 1.37      $ 0.66      $ 0.41      $ 0.57
                                                        ------      ------      ------      ------      ------
Less distributions:
  Dividends from net investment income                  $(0.54)     $(0.73)     $(0.73)     $(0.71)     $(0.66)
  Distributions from net realized
    capital gains                                        (0.07)      (0.08)      (0.09)      (0.06)      (0.02)
                                                        ------      ------      ------      ------      ------

Total distributions                                     $(0.61)     $(0.81)     $(0.82)     $(0.77)     $(0.68)
                                                        ------      ------      ------      ------      ------

Net asset value at end of year                          $10.98      $11.17      $10.61      $10.77      $11.13
                                                        ======      ======      ======      ======      ======
Total investment return*                                  3.83%      13.57%       6.56%       3.87%       5.24%
Ratios/supplemental data:
Net assets at end of year (in $000's)                1,110,905     697,384     501,083     531,133     615,746
Ratio of expenses to average net assets                   0.58%       0.59%       0.61%       0.60%       0.59%
Ratio of net investment income to
  average net assets                                      5.06%       6.49%       7.31%       6.43%       6.06%
Portfolio turnover rate                                     28%         22%         21%         24%         47%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.


   FEDERAL TAX STATUS OF FISCAL YEAR DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

                                                                                                        LONG-TERM
                                          PER SHARE               ORDINARY INCOME                     CAPITAL GAIN
  PAYABLE DATE                             AMOUNT           QUALIFYING   NON-QUALIFYING               DISTRIBUTION
-------------------------                 ---------         ----------   --------------               ------------
October 5, 2001                            $0.14                 --            100.0%                       --
December 27, 2001                          $0.23+                --             93.5%                      6.5%
April 5, 2002                              $0.11                1.3%            98.7%                       --
July 9, 2002                               $0.13                1.3%            98.7%                       --

+ This amount includes a $0.07 capital gain distribution of which $0.055 was short-term capital gains and therefore taxable as ordinary income. This is in addition to the $0.16 income dividend which is also taxable as ordinary income.

Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A form 1099 will be mailed to each shareholder in January 2003 setting forth specific amounts to be included in their 2002 tax returns.

                          NOTES TO FINANCIAL STATEMENTS
                                SEPTEMBER 30, 2002

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation

     Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.   Federal Income Tax

     No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related
     Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $522,366,752 for the year ended September 30, 2002. Realized gains or losses are based on the specific-certificate identification method. There were no material differences between the amounts reported in the financial statements at September 30, 2002 for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all securities at September 30, 2002 for federal income tax purposes was $53,009,379 and $70,059,934, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER
                 AFFILIATED TRANSACTIONS

       Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended September 30, 2002, the Fund paid aggregate fees of $40,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended September 30, 2002, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $383,087 in net Fund share sales commissions after reallowance to other dealers.The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

     On September 30, 2002, the Board of Directors declared a dividend from net investment income of $0.14 per share payable October 7, 2002 to shareholders of record on September 30, 2002. For financial statement purposes, this dividend and distribution was recorded on the ex-dividend date, October 1, 2002.

     The tax character of distributions paid during the fiscal years ended September 30, 2002 and 2001 was as follows:


                                2002            2001
                               ------          ------
Distributions paid from:
Ordinary income             $41,874,092     $38,595,667
Long-term capital gain          935,022       2,093,851
                            -----------     -----------

                            $42,809,114     $40,689,518

                         REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA NEW INCOME, INC.

   We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc., including the portfolio of investments, as of September 30, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA New Income, Inc. as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Los Angeles, California
November 11, 2002

                        DIRECTOR AND OFFICER INFORMATION

                                                                                             PORTFOLIOS IN
                               POSITION(S)                                                      FUND
                               WITH FUND/          PRINCIPAL OCCUPATION(S)                    COMPLEX
NAME, AGE & ADDRESS            YEARS SERVED        DURING THE PAST 5 YEARS                    OVERSEEN       OTHER DIRECTORSHIPS
-------------------            ------------        -----------------------                  ---------------  -------------------
Willard H. Altman, Jr. -- (67) Director+           Retired. Formerly, until 1995, Partner         6
11400 W. Olympic Blvd., #1200  Years Served: 4     of Ernst & Young LLP, independent
Los Angeles, CA 90064                              auditors for the Fund.

Alfred E. Osborne, Jr. - (57)  Director+           Director of Harold Price Center for            3          Investment Company
11400 W. Olympic Blvd., #1200  Years Served: 3     Entrepreneurial Studies and Associate                     Institute, K2 Inc.,
Los Angeles, CA 90064                              Professor of Business Economics at The                    Nordstrom, Inc., E*
                                                   John E. Anderson Graduate School of                       Capital Corporation,
                                                   Management at UCLA.                                       Equity Marketing Inc.,
                                                                                                             and WM Group of
                                                                                                             Funds.

A. Robert Pisano - (59)        Director+           National Executive Director and Chief          3          Coppola Group,
11400 W. Olympic Blvd., #1200  Years Served:       Executive Officer of the Screen Actors                    StateNet and
Los Angeles, CA 90064          since July 2002     Guild. Formerly, until 1999, Vice                         NetFlix.com.
                                                   Chairman and Director of Metro-
                                                   Goldwyn-Mayer, Inc.

Lawrence J. Sheehan -- (70)    Director+           Of counsel to, and partner (1969 to            5
11400 W. Olympic Blvd., #1200  Years Served: 11    1994) of, the law firm of O'Melveny &
Los Angeles, CA 90064                              Myers LLP, legal counsel to the
                                                   Fund.

Robert L. Rodriguez -- (53)    Director,+          Principal and Chief Executive Officer of       2          First Pacific Advisors,
11400 W. Olympic Blvd., #1200  President &         the Adviser.                                              Inc. and FPA Fund
Los Angeles, CA 90064          Chief Investment                                                              Distributors, Inc.
                               Officer
                               Years Served: 2

Dennis M. Bryan - (41)         Vice President      Vice President of the Adviser.
11400 W. Olympic Blvd., #1200  Years Served: 6
Los Angeles, CA 90064

Eric S. Ende - (58)            Vice President      Senior Vice President of the Adviser.          3
11400 W. Olympic Blvd., #1200  Years Served: 17
Los Angeles, CA 90064

J. Richard Atwood -- (42)      Treasurer           Principal and Chief Operating Officer of                  First Pacific Advisors,
11400 W. Olympic Blvd., #1200  Years Served: 5     the Adviser. President and Chief                          Inc. and FPA Fund
Los Angeles, CA 90064                              Executive Officer of FPA Fund                             Distributors, Inc.
                                                   Distributors, Inc.

Sherry Sasaki -- (47)          Secretary           Assistant Vice President and Secretary
11400 W. Olympic Blvd., #1200  Years Served: 19    of the Adviser and Secretary of FPA
Los Angeles, CA 90064                              Fund Distributors, Inc.

Christopher H. Thomas -- (45)  Assistant           Vice President and Controller of the                      FPA Fund
11400 W. Olympic Blvd., #1200  Treasurer           Adviser and of FPA Fund Distributors,                     Distributors, Inc.
Los Angeles, CA 90064          Years Served: 7     Inc.

                              FPA NEW INCOME, INC.

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.